Ready Cap RCLT 2026-4 Due Diligence Review

May 28, 2026

This document is protected under the copyright laws of the United States and other countries as an unpublished work. This document contains information that is proprietary and confidential to American Mortgage Consultants, Inc. or its technical alliance partners, which shall not be disclosed outside or duplicated, used, or disclosed in whole or in part for any purpose other than to evaluate American Mortgage Consultants, Inc. Any use or disclosure in whole or in part of this information without the express written permission of American Mortgage Consultants, Inc. is prohibited.

© 2026 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

Ready Cap, RCLT 2026-4 Due Diligence

DESCRIPTION OF SERVICES
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed due diligence services as described below on commercial assets owned by Ready Capital Corporation (“the Client”). The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a sample of the securitization mortgage loan population and reviewed by AMC. The sample was identified using a statistical sample size at the 95% confidence level and 5% confidence interval. The original sample selections were grossed up by 25% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commenced. The original sample population was reduced from 241 mortgage loans to 214 mortgage loans due to a reduction in the securitization population. The twenty-seven (27) mortgage loans were dropped at the request of the Client. Sample sizes and exceptions identified within the procedures below have excluded dropped loans. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:

◾	“Pay History Review”:	214 mortgage loans

(3) Determination of the sample size and computation.
The Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of this Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
N/A

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
N/A

(6) Value of collateral securing the assets: review and methodology.
N/A

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
N/A

(8) Other: review and methodology

Payment History Review: AMC performed up to a 24-month review utilizing individual mortgage loan payment history reports provided by the Client. Using the MBA methodology, AMC created a payment string using a 24 month look back for each mortgage loan within the payment history population. The cutoff date of the review was 3/31/2026.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.
Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions,

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Ready Cap, RCLT 2026-4 Due Diligence

regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDING S & CONCLUSIONS OF REVIEW

PAYMENT HISTORY REVIEW SUMMARY (214 Mortgage Loans)
A Payment History Review was completed on 214 mortgage loans. Of the 214 mortgage loans subjected to the Payment History Review, 214 (100.00%) mortgage loans had complete pay history strings. Of the mortgage loans reviewed, 205 (95.79%) mortgage loans did not show a delinquency within the look back period. The remaining 9 (4.21%) mortgage loans showed at least one delinquency within the look back period. All 214 mortgage loans (100%) were reviewed with a cut-off date of March 31, 2026, and a 24 month look back period.

No Delinquency, No Missing Data	205	95.79%
Delinquency, No Missing Data	9	4.21%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	214	100.00%

Lookback Period	Loan Count	% of Loans
Twenty-Four (24) Months	214	100.00%
Total	214	100.00%

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